We aspire to end the devastation caused by genetic and other severe diseases through the curative potential of HSC gene therapy.

Forward-looking Statements Certain information set forth in this presentation and in statements made orally during this presentation contain “forward-looking statements”. Such forward-looking statements may be identified by words such as “anticipates,” “believes,” and “expects,” or similar expressions, which are intended to identify forward-looking statements. Forward-looking statements include express or implied statements relating to, among other things, Orchard’s business strategy and goals, the therapeutic potential of Orchard’s products and product candidates, including the products and product candidates referred to in this release, Orchard’s expectations regarding the timing of regulatory submissions for approval of its product candidates, including the product candidates referred to in this release, the timing of interactions with regulators and regulatory submissions related to ongoing and new clinical trials for its product candidates, including the anticipated timing of a Type B meeting with the FDA regarding OTL-200 and an anticipated BLA submission for OTL-200, the timing of a potential registrational study for OTL-203 for MPS-IH, the timing of announcement of clinical data for its product candidates, the likelihood that such data will be positive and support further clinical development and regulatory approval of these product candidates, the likelihood of approval of such product candidates by the applicable regulatory authorities, the expected savings to Orchard’s business as a result of organizational updates, and the company’s financial condition and cash runway into 2024. These statements are neither promises nor guarantees and are subject to a variety of risks and uncertainties, many of which are beyond Orchard’s control, which could cause actual results to differ materially from those contemplated in these forward-looking statements. In particular, these risks and uncertainties include, without limitation: the risk that Orchard will not realize the anticipated benefits of its strategic plan; the risk that any one or more of Orchard’s product candidates, including the product candidates referred to in this release, will not be approved, successfully developed or commercialized; the risk of cessation or delay of any of Orchard’s ongoing or planned clinical trials; the risk that Orchard may not successfully recruit or enroll a sufficient number of patients for its clinical trials; the risk that prior results, such as signals of safety, activity or durability of effect, observed from preclinical studies or clinical trials will not be replicated or will not continue in ongoing or future studies or trials involving Orchard’s product candidates; the delay of any of Orchard’s regulatory submissions; the failure to obtain or maintain marketing approval from the applicable regulatory authorities for any of Orchard’s product candidates or the receipt of restricted marketing approvals; the risk of delays in Orchard’s ability to commercialize its product candidates, if approved; the risk that the ongoing COVID-19 pandemic, or global macroeconomic and geopolitical developments, could affect the company's business; and the risk that the market opportunity for Libmeldy and its product candidates may be lower than estimated or that Orchard may be unable to identify patients for its products on a consistent basis. Given these uncertainties, the reader is advised not to place any undue reliance on such forward-looking statements. The estimates of revenue and expenses for the three and twelve months ended December 31, 2022 and of cash and investments as of December 31, 2022 are preliminary in nature and unaudited and do not present all information necessary for an understanding of Orchard’s financial condition as of December 31, 2022 and its results of operations for the three or twelve months ended December 31, 2022. Other risks and uncertainties faced by Orchard include those identified under the heading "Risk Factors" in Orchard’s most recent annual or quarterly report filed with the U.S. Securities and Exchange Commission (SEC), as well as subsequent filings and reports filed with the SEC. The forward-looking statements contained in this presentation and in statements made orally during this presentation reflect Orchard’s views as of the date hereof, and Orchard does not assume and specifically disclaims any obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required by law.

Compelling Fundamentals Driving Near and Long-term Growth Leveraging HSC Gene Therapy Approach 1x treatment – HSC gene therapy approach offers curative potential Strong clinical track record  – over 170 patients treated  100% success rate – manufacturing & releasing drug product from 80+ patients Proven and effective technology platform Clinical validation in rare diseases increases confidence for larger indications Scalable, repeatable model with broad potential 1. 2. 12+ years of follow-up in first patients treated with MLD

Strong financial profile with revenue generating commercial assets 3. Estimated $144M in cash as of YE 2022 and runway expected into Q2 2024 Treating commercial early-onset MLD patients in the EU Opportunities to access additional capital and drive entry into new markets through strategic partnerships and licensing agreements  Compelling Fundamentals Driving Near and Long-term Growth Disciplined Stewards of Capital 4.

Summary of 2022 Accomplishments

Libmeldy Commercial

$18.8M in product sales in 2022

- ✓ **Reimbursement agreements** with UK, Italy, Germany; renewal of early access program in France
- ✓ **Patients treated** via treatment abroad and cross border pathways
- ✓ **First confirmed case** of MLD identified via **NBS**

OTL-200 Regulatory

- ✓ **Constructive clinical / CMC discussions**; response to information and data requests
- ✓ Treatment of patients in the **U.S. on compassionate use** basis with EU CDMO manufacturing

MPS Development

- ✓ **IND clearance** for upcoming OTL-203 MPS-IH registrational study
- ✓ **Encouraging preliminary data** from ongoing OTL-201 MPS-IIIA PoC trial

Technical Platform

- ✓ **80+ patients treated*** with **100% success rate** manufacturing and releasing drug product
- ✓ Libmeldy average manufacturing and product release time of **44 days**
- ✓ Advancement of LVV **suspension process**

Business Operations

- ✓ Refined portfolio focus
- ✓ Headcount reduction
- ✓ UK office consolidation
- ✓ Reduced burn rate

NBS= newborn screening
* Cumulative figure referencing patients treated at CDMO

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Orchard therapeutics

Focused Set of Corporate Goals for 2023 to Drive Strategy Libmeldy revenue growth and commercial expansion BLA submission for OTL-200 (MLD) in the U.S. Initiate registrational study for OTL-203 (MPS-IH) Initiate IND-enabling activities for OTL-104 (NOD2-Crohn’s) Prudent deployment of capital to create value and enable partnerships

HSC Gene Therapy Offers a Highly Differentiated Approach


HSC
Therapeutic gene
Integration
Self-renewal
Monocyte / Macrophage
Granulocyte
T cells
B cells
NK cells
Megakaryocyte
Erythrocyte
Brain
GI
Other Organ Systems
High area of focus
Areas for potential future expansion

Literature references: Alessia Capotondo, Rita Milazzo, Letterio Salvatore Politi, Angelo Quattrini, Alessio Palini, Tiziana Plati, Stefania Merella, Alessandro Nonis, Clelia di Serio, Eugenio Montini, Luigi Naldini, and Alessandra Biffi, PNAS September 11, 2012 109 (37) 15018-15023; https://doi.org/10.1073/pnas.1205858109;Tissue macrophages: heterogeneity and functions, Siamon Gordon and Annette Plüddemann, BMC Biology 2017 15:53, 29 June 2017

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Orchard therapeutics

Focusing Where We Believe HSC Gene Therapy is Scientifically and Clinically Differentiated

TIME VALUE Execute and deliver on rare disease portfolio Continue to build out capabilities in HSC gene therapy across regulatory, manufacturing, commercialization and access Expand on HSC gene therapy approach for larger indications and enabling technologies Seek partnership opportunities in areas where there is a compelling clinical and scientific rationale Mid-long term Near-mid term Strategic Long-term Growth and Value Creation with Expansion into Larger Indications

Libmeldy is approved in the European Union, UK, Iceland, Liechtenstein and Norway. Strong Momentum for Libmeldy Access - Reimbursement - Patient Identification - Newborn Screening U.S. & ROW European Expansion EU Launch

Fatal genetic CNS disorder Rapid and irreversible loss of motor and cognitive function In its most severe form, most children pass away within five years of symptom onset1 Age 5, pre-diagnosis Age 9, advanced disease Disease Snapshot Cognitive Age-Equivalent at each visit has been derived as follows: For WPPSI and WISC: (DQp x Chronological Age)/100. For Bayley III: Cognitive Raw Scores have been compared to the tabulated values in the Bayley III manual to calculate Cognitive Age-Equivalent. For Bayley II: Cognitive Age-Equivalent is based on Mental Development Age as reported on the CRF. The Psychological Corporation. 2006.Bayley N. Bayley scales of infant and Toddler Development. Third Edition. San Antonio.å Cognitive Age-Equivalent Performance (Years) Chronological Age (Years) Natural History (n = 14) OTL-200 (n = 16) Age-Equivalent 2 years Post GT (+/- 1 Normal SD) 0 1 2 5 6 8 0 1 2 3 4 5 6 7 8 10 9 4 3 7 11 12 13 14 15 16 Late Infantile MLD OTL:200 (MLD): Potential Significant Clinical Benefit for a Devastating Genetic Disease

Access Reimbursement Secured for all eligible MLD children Germany Italy UK KEY Treatment Center (current) Treatment Center (planned) France: Reimbursed early access program secured  Treatment abroad: patient from Middle East Cross border (S2) pathway: via Eastern European country Libmeldy Commercial Launch Momentum Continuing to Grow Secure reimbursed treatment in at least 2 additional European markets in 2023   Saudi Arabia Spain Sweden

Implementing Newborn Screening for MLD KEY NBS Pilot/Study Location Some countries have more than one NBS site Newborn Screening Pilot Studies First confirmed case of MLD identified ~85,000 babies screened to date Expanding newborn screening activities throughout Europe, U.S. and the Middle East in 2023

OTL-200 (MLD): U.S. Regulatory Discussions Progressing  Active, ongoing dialogue around final elements of clinical + CMC packages Constructive clinical and CMC discussions Response to information / data requests Treatment of patients in the U.S. on compassionate use basis (with EU CDMO manufacturing) Complete ongoing CMC interactions Hold type B clinical meeting in early 2023 in advance of an anticipated BLA submission

Significant Libmeldy Platform Synergies with Potential to be Leveraged Across Neurometabolic Pipeline  MPS-IH MPS-IIIA MPS-IH MPS-IIIA Research programs in larger indications & discovery pipeline MLD Treatment Sites & Referral Network Regulatory Learnings Manufacturing, Distribution, Supply Chain

OTL-203 (MPS-IH): Interim Proof-of-concept Study Results

MPS-IH

- **1:100,000 live births; NBS established in some geographies, incl. U.S.**
- **Current SOC: HSCT and/or ERT as a bridging or chronic therapy**

Neuropsychological Tests over Time

Cognitive Age-Equivalent Score (Overall)



Cognitive Age-Equivalent Performance (Months)
60
40
30
20
10
10
20
30
40
50
60
Chronological Age (Months)
MPSIH001
MPSIH002
MPSIH003
MPSIH004
MPSIH005
MPSIH006
MPSIH007
MPSIH008
Average
+/- 1 Normal SD

Before Gene Therapy



III
IV

1.5Y after Gene Therapy



VII
VIII

16 |

SD = Standard Deviation; IQ(C) = Intelligence Quotient (Cognition);
Engl J Med 2021; 385:1929-1940 DOI: 10.1056/NEJMoa2106596

Orchard therapeutics

OTL-203 MPS-IH Phase 3 Pivotal Trial Design Screening 1:1 Randomization Baseline Cell Harvest Conditioning OTL-203 Infusion Treatment OTL-203 20 patients HSCT 20 patients Baseline Treatment Conditioning Allogenic HSCT Follow-up Follow-up Primary Analysis at 2 Years Complication free survival (composite endpoint) Secondary endpoint analysis Day -15 Day -2 Day -5 Day 1 Year 2 Post Treatment Year 5 Post Treatment Up to 6 U.S. / European sites

Data presented at 2022 ASH Annual Meeting First Clinical Outcomes from OTL-201 POC Study in MPS-IIIA 4 / 5 patients are demonstrating gain of cognitive skills in line with development in healthy children Demonstration of developmental skill acquisition and behavioral phenotype not typically seen in untreated MPS-IIIA patients Acquisition of speech, continence and complex play requiring concentration engaged Longer follow-up is needed to further assess these outcomes and is ongoing Developmental Age Equivalent Chronological Age (Months) Cognitive Age Equivalent (Months)

Developmental Age Equivalent OTL-201 POC Study Patient 003: Marked Improvement Compared to Disease Natural History Patient 003 reached the ceiling of the Bayley scale and progressed onto the Kaufman assessment – first MPS-IIIA patient with rapidly progressive phenotype at Manchester that has completed the Kaufman assessment Pre-treatment with GT Post GT Treatment Chronological Age (Months) Cognitive Age Equivalent (Months) *Exceeded Bayley at 18 month visit– 24+ month visit not shown

Research Pipeline Maturing the science to fuel sustainable mid- and long-term growth

The Power of HSC Gene Therapy: Differentiation & Migration Alveolar macrophages Microglia Kupffer Cells Intestinal macrophages NOD2 Crohn’s FTD LUNG INTESTINE BRAIN LIVER Macrophage / Microglia T cells / B cells (regulatory T cells)

Research Spotlight: OTL-104 for NOD2 Crohn's Disease

Program Highlights
• NOD2 mutations associated with Crohn's disease severity • Up to 200,000 estimated patients with two mutated NOD2 alleles (7-10% of all Crohn's disease) in the U.S. and EU[1,2,3]

Preclinical Data Summary
Restoration of NOD2 protein expression in murine and human stem cells can rescue a defective myeloid immune response to microbial peptides
Correction of NOD2 defective inflammatory functions achievable by LV-mediated NOD2 gene transfer in HSCs
Functional reconstitution of NOD2 activity in a NOD2-ko murine disease model and in NOD2-Crohn's patient-derived cells is in progress

Preclinical PoC expected in first half 2023 and submit IND in 2024

[1,2] CD prevalence estimates: Centers for Disease Control and Prevention; European Crohn's and Colitis Organisation (ECCO)
[3] NOD2: Ashton, James J et al. *Clin Transl Gastroenterol.* 2020 Feb

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Orchard therapeutics

Our Platform Provides Multiple Opportunities for Business Development Immunological Diseases Oncology Neuro-degenerative Diseases Robust pipeline provides potential for additional capital, as well as expanded research capabilities, disease state knowledge, geographic footprint, commercial infrastructure, and indications Partnerships in specific diseases OTL-105 for HAE partnered with Pharming Leveraging ongoing programs in CNS (FTD) and colitis (NOD2-Crohn’s) Partnerships built on specific technologies Antigen-specific Tregs for autoimmune diseases mAb vectorization technology to target specific tumors or other targets

The Journey Ahead Our path to becoming the global HSC gene therapy leader

Prudent Capital Deployment Strategy  Quarterly burn rate expected to continue declining in 2023 vs. 2022 Anticipated increase in Libmeldy product sales Continued savings realized from 2022 restructuring Ongoing management of operating expenses Disciplined stewards of capital prioritizing commercialization and development of pipeline to generate value and enable partnerships $144M in cash as of YE 2022 and runway into the second quarter of 2024

Executing Toward Regulatory, Clinical and Commercial Milestones

Cash Position Supports Runway into Q2 2024

Libmeldy - Commercial

Secure reimbursed treatment in at least two additional European markets

Establish QTCs in Sweden, Spain & Saudi Arabia

Pursue additional launch expansion opportunities

Regulatory

OTL-200: Clinical Type B meeting w/ FDA for MLD (early 2023)

OTL-200: BLA submission / acceptance

Development

OTL-201: Report additional biochemical / clinical data from ongoing MPS-IIIA POC study

OTL-203: Initiate global registrational trial for MPS-IH in 2H 2023

Pre-clinical

OTL-104: Report preclinical POC data for NOD2-CD (1H 2023)

OTL-104: Initiate IND-enabling activities ahead of 2024 filing

$144M cash & investments (estimated as of YE'22) / expected runway into Q2 2024*

Advance preclinical pipeline (OTL-105 for HAE, OTL-204 for GRN-FTD & Tregs)

***assumes certain level of Libmeldy revenue**

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Orchard therapeutics

Strategic Anchors Represent Opportunities for Leadership in Gene Therapy All based on a de-risked HSC GT scientific and clinical platform Future Potential Regulatory Approvals Leverage success in rare disease Diagnostics and Newborn Screening Develop markets Commercial Model Establish scalable business and growth Manufacturing and Distribution Implement a sustainable platform Other Applications Advance scientific platform